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                                                                   EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-23119 of Pierce Leahy Corp. on Form S-1 of our report dated August 14, 1995, on the financial statements of Securities Archives, Inc. appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Dallas, Texas

March 14, 1997